SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        DATE OF REPORT: FEBRUARY 8, 2002

                        Commission File Number 333-53050

                                  TEL-ONE, INC.
                                  -------------
                 (Name of Small Business Issuer in its charter)

       FLORIDA                         4813                      59-3680738
(State of Incorporation)    (Primary Standard Industrial     (I.R.S. Employer
                            Classification Code Number)      Identification No.)


                            5414 WEST CRENSHAW STREET
                              TAMPA, FLORIDA 33634
                 TELEPHONE: (813) 496-1149 - FAX: (813) 243-4203
          (Address and Telephone Number of Principal Executive Offices)

ITEM 5. OTHER EVENTS

Information Statement

On February 8, 2002, Tel-One, Inc. is pleased to provide its shareholders with the following update of the state of business operations through February 8, 2002.

While audited figures have not yet been received, Tel-One, Inc. has been informed that total revenues generated through December 2001 are $240,883.

The recorded business orders for the month of January 2002 are $106,668.00. Furthermore, the total orders received through February 7, 2002 are $308,230 that includes $201,542 in new orders scheduled for completion within 30 days.

The unaudited information is provided for guidance purposes only and do not include all the disclosures by generally accepted accounting principals. Although management believes that these statements reflect all adjustments of a normal recurring nature, there can be no assurances that upon completion of the audit of these financial statements, additional adjustments to theses statements will not be necessary.

Tel-One is presently in discussions with the Securities and Exchange Commission regarding the allegations raised in a civil complaint against the Company and other defendants. See Form 8-K dated February 1, 2002 for more information.

Tel-One is committed to resolving this matter with the Commission and at this point is unable to offer any guidance related to investigations impact on business and the effect it may have on its stock price.


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Tel-One, Inc. is a telephony project management company providing outsourcing solutions on voice, data and video projects for Fortune 2000 and other multi-site companies. Tel-One's engineers, project managers and technical staff are located in Tampa and Boca Raton, Florida, Irving, Texas and Melville, N.Y. The company is headquartered in Tampa, Florida. Further information about Tel-One can be found on its web site address http://www.teloneinc.net or call
                                             ------------------------
toll free to 877-273-3108.

'Safe Harbor' statement under the Private Securities Litigation Reform Act of
-----------------------------------------------------------------------------
1995:
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This release may contain projections and other forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B and 21E of the Securities Exchange Act of 1934, as amended. Any projections or statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements that reflect Tel-One, Inc's current views with respect to future events and financial performance. Forward looking statements are based upon expectations, estimates and projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Furthermore, these projections and forward looking statements are subject to risks and uncertainties, including, but not limited to, the impact of regulatory actions, competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TEL-ONE, INC.

Date:  February 8, 2002                    By:  /S/ W. Kris Brown
                                               ----------------------------
                                                W. Kris Brown
                                                Chief Executive Officer


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